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                                                                    EXHIBIT 10.9

                                AMENDMENT NO.5

                                       TO

                  CORPORATE REVOLVING AND TERM LOAN AGREEMENT

     Manufacturers and Traders Trust Company (the "Bank") and C.H. Heist Corp. (the "Borrower") hereby agree as follows:

     1. Loan Agreement. The Bank and the Borrower are parties to a Corporate Revolving and Term Loan Agreement dated December 23, 1993, and as amended (the "Loan Agreement"). The Bank and the Borrower wish to amend the Loan Agreement as set forth herein.

     2. Amendment to Loan Agreement. The Bank and the Borrower hereby agree that the Loan Agreement is amended as follows:

          a. Section 2.(i) of the Loan Agreement is modified to read in entirety as follows: "Compensating balances may, but need not, be maintained by the Borrower with the Bank with respect to all Revolving Loans. Such compensating balances shall be unrestricted as to use at any time."

          b. Section 11.dd(i) of the Loan Agreement, as previously amended, is modified so that the reference to "August 1, 1999" is deleted and "August 1, 2000" is substituted in its place.

     3. Except as expressly modified herein, the Loan Agreement otherwise remains unchanged and the Borrower hereby ratifies and reaffirms the Loan Agreement, as amended, and any other documents executed in connection therewith, and agrees that the Loan Agreement and all documents executed in connection herewith are in full force and effect and fully enforceable with their terms and not subject to any offset, claim, counterclaim or defense.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed by their authorized officers as of the 1st day of July, 1998.


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
C. H. HEIST CORP.                       MANUFACTURERS AND TRADERS
                                        TRUST COMPANY


By: /s/ John L. Rowley                  By:  /s/ Kevin B. Quinn
    ----------------------                   -----------------------
    John L. Rowley                           Kevin B. Quinn
    Vice President and                       Assistant Vice President
    Chief Financial Officer

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